Exhibit 10.2
EXECUTION VERSION

CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[**]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
ACCESSION AGREEMENT
This Accession Agreement (the “Agreement”) is dated as of the Increase Effective Date set forth below and is entered into among SOCIÉTÉ GÉNÉRALE and STANDARD CHARTERED BANK (the “Increasing Lenders”), TPG OPERATING GROUP II, L.P., a Delaware limited partnership (the “Company”), TPG OPERATING GROUP I, L.P., TPG HOLDINGS II SUB, L.P., TPG OPERATING GROUP III, L.P. (each of the foregoing, a “Co-Borrower” and, collectively, the “Co-Borrowers”), and Bank of America, N.A., as Administrative Agent. Reference is hereby made to the Seventh Amended and Restated Credit Agreement dated as of May 1, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the other Co-Borrowers, the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
Pursuant to Section 2.13(a) of the Credit Agreement, the Company has requested the Increasing Lenders, and the Increasing Lenders have agreed, to become parties to the Credit Agreement and to assume the obligations of Lenders thereunder. The Increasing Lenders are entering into this Agreement in accordance with the provisions of the Credit Agreement in order to become Lenders thereunder.
Accordingly, the Increasing Lenders, the Co-Borrowers and the Administrative Agent agree as follows:
SECTION 1. Accession to the Credit Agreement. (a) The Increasing Lenders, as of the Increase Effective Date (as defined below), hereby accede to the Credit Agreement and shall thereafter have all rights, benefits and privileges accorded to, and be subject to all obligations of, a Lender under the Credit Agreement.
(b)    The Commitment Increase of each Increasing Lender shall be equal to the amount set forth opposite each Increasing Lender’s signature hereto. For the avoidance of doubt, immediately after the Increase Effective Date, each Lender’s Commitment shall be as set forth opposite its name on Schedule I hereto.
SECTION 2. Representations and Warranties, Agreements of Increasing Lenders, etc. Each Increasing Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and (ii) it meets all requirements of an Increasing Lender under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.04 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, independently and without reliance on the Administrative Agent or any other Lender; (c) confirms that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (d) confirms that it will perform, in accordance with the terms of the Credit Agreement, all the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.
SECTION 3. Commitment Increase Request. The Co-Borrowers’ execution and delivery of this Agreement to the Administrative Agent shall constitute notice to the Administrative Agent by the Company requesting a Commitment Increase pursuant to Section 2.13(a) of the Credit Agreement and, for the avoidance of doubt, shall satisfy such notice requirement set forth in Section 2.13(a) of the Credit Agreement.
SECTION 4. Effectiveness. This Agreement shall become effective as of June 13, 2025 (the “Increase Effective Date”), subject to the Administrative Agent’s receipt of (a) counterparts of this Agreement duly executed on behalf of the Increasing Lenders and the Co-Borrowers, (b) the documents required to be delivered by the Co-Borrowers pursuant to Section 2.13(b) of the Credit Agreement and (c) on behalf of each Increasing Lender, upfront fees in an amount equal to [**]% of the Commitment Increase of such Increasing Lender hereunder.
SECTION 5. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, will be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or electronic transmission (in .pdf format) will be effective as delivery of a manually executed counterpart hereof. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Bank of America or BofA Securities of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.
SECTION 6. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 7. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to the Increasing Lenders shall be given to it at the address set forth in its administrative questionnaire delivered to the Administrative Agent.
SECTION 9. Reaffirmation of Obligations. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and the Company and each other Co-Borrower hereby ratify the Credit Agreement and each other Loan Document to which the Company or such other Co-Borrower is a party and acknowledge and reaffirm (a) that the Company and each other Co-Borrower are bound by all terms of the Credit Agreement and the other Loan Documents applicable to them and (b) that the Company and each other Co-Borrower are responsible for the observance and full performance of their obligations.
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IN WITNESS WHEREOF, the Increasing Lenders, the Co-Borrowers and the Administrative Agent have duly executed this Agreement as of the day and year first above written.
Commitment Increase

SOCIÉTÉ GÉNÉRALE
$[**]

By:	/s/ Pranav Chandra
Name: Pranav Chandra
Title: Managing Director

Commitment Increase

STANDARD CHARTERED BANK
$[**]

By:
Name:
Title:

IN WITNESS WHEREOF, the Increasing Lenders, the Co-Borrowers and the Administrative Agent have duly executed this Agreement as of the day and year first above written.
Commitment Increase

SOCIÉTÉ GÉNÉRALE
$[**]

By:
Name:
Title:
Commitment Increase

STANDARD CHARTERED BANK
$[**]

By:	/s/ Tahmina Haque
Name: Tahmina Haque
Title: Executive Director, Financial Sponsors
[Signature Page to Accession Agreement]

TPG OPERATING GROUP II, L.P.
By: TPG Holdings II-A, LLC, its general partner

By:	/s/ Steven Willmann
Name: Steven Willmann
Title: Treasurer

TPG OPERATING GROUP I, L.P.
By: TPG Holdings I-A, LLC, its general partner

By:	/s/ Steven Willmann
Name: Steven Willmann
Title: Treasurer

TPG OPERATING GROUP III, L.P.
By: TPG Holdings III-A, L.P., its general partner
By: TPG Holdings III-A, LLC, its general partner

By:	/s/ Steven Willmann
Name: Steven Willmann
Title: Treasurer

TPG HOLDINGS II SUB, L.P.
By: TPG Operating Group II, L.P., its general partner
By: TPG Holdings II-A, LLC, its general partner

By:	/s/ Steven Willmann
Name: Steven Willmann
Title: Treasurer
[Signature Page to Accession Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kyle D Harding
Name: Kyle D Harding
Title: Vice President

[Signature Page to Accession Agreement]